================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                    --------

                                  May 17, 2005
                Date of Report (Date of earliest event reported)



                           THE FLAMEMASTER CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)




    NEVADA                           0-2712                        95-2018730
---------------                   ------------                  ----------------
(state or other                   (Commission                    (IRS Employer
jurisdiction of                   File Number)                   Identification
 incorporation)                                                       Number)



                                11120 SHERMAN WAY
                          SUN VALLEY, CALIFORNIA 91352
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (818) 982-1650
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 (818) 765-5603
               ---------------------------------------------------
               (Registrant's facsimile number including area code)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



================================================================================

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

Per letter received May 16, 2005 from Nasdaq Listing Qualifications Panel, Flamemaster Corporation (NASDAQ "FAMEC") reported today that effective with the opening of trading on Wednesday, May 18, 2005 the Company's common Stock, would be de-listed from the NASDAQ Small Cap Market and that the Common Stock would thereafter be eligible for quotations on the Pink Sheets.

The Company previously filed Form 8KA on May 11, 2005, disclosing that the Company failed to comply with certain Nasdaq Marketplace rules.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           FLAMEMASTER CORPORATION
                                           ------------------------------
                                                  (Registrant)



Date:  May 17, 2005                        /s/ JOSEPH MAZIN
                                           ------------------------------
                                                   (Signature)
                                           Joseph Mazin, President and
                                           Chairman and Chief Executive
                                           Officer